UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ⌧

Filed by a Party other than the Registrant ◻

Check the appropriate box:
◻	Preliminary Proxy Statement
◻	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
◻	Definitive Proxy Statement
⌧	Definitive Additional Materials
◻	Soliciting Material under §240.14a-12

HILLTOP HOLDINGS INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
⌧	No fee required.
◻	Fee paid previously with preliminary materials.
◻	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V50095-P10929 HILLTOP HOLDINGS INC. 6565 HILLCREST AVENUE DALLAS, TX 75205 HILLTOP HOLDINGS INC. You invested in HILLTOP HOLDINGS INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held July 25, 2024. Get informed before you vote View the Notice of Annual Meeting, Proxy Statement and Annual Report for the year ended December 31, 2023 online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to July 11, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. 2024 Annual Meeting Vote by July 24, 2024 11:59 PM ET. For shares held in a Plan, vote by July 22, 2024 11:59 PM ET. Vote Virtually at the Meeting* July 25, 2024 10:00 AM Virtually at: www.virtualshareholdermeeting.com/HTH2024

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V50096-P10929 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors For Nominees: 01) Rhodes R. Bobbitt 02) Tracy A. Bolt 03) J. Taylor Crandall 04) Hill A. Feinberg 05) Gerald J. Ford 06) Jeremy B. Ford 07) J. Markham Green 08) Charlotte Jones 09) Lee Lewis 10) Tom C. Nichols 11) W. Robert Nichols, III 12) Kenneth D. Russell 13) A. Haag Sherman 14) Jonathan S. Sobel 15) Robert C. Taylor, Jr. 16) Carl B. Webb 2. Non-binding advisory vote to approve executive compensation. For 3. Ratification of the appointment of PricewaterhouseCoopers LLP as Hilltop Holdings Inc.’s independent registered public accounting firm for the 2024 fiscal year. For The proxies are authorized to vote in their discretion on such other business as may properly come before the meeting or any adjournment thereof.